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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333- 70171, 333-90169, and 333-52174) and on
Form S-3 (File No. 333-48072) of our report dated February 23, 2001, which contains an explanatory paragraph regarding the Company's ability to continue as a going concern, relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Orange County, California
March 30, 2001